February 9, 2024

Clockwise Core Equity & Innovation ETF

TIME

A Series of Capitol Series Trust (the “Trust”)

Listed on the NYSE Arca, Inc.

Supplement to the Statement of Additional Information (“SAI”) Dated December 29, 2023

Effective January 25, 2024, Mr. David James resigned as an Interested Trustee of the Trust. Accordingly, all references to Mr. James in the Trustees and Officers section of the Clockwise Core Equity & Innovation ETF’s SAI are deleted.

Further Information

For further information, please contact the Clockwise Core Equity & Innovation ETF toll-free at 1-800-610-6128. You may also obtain additional copies of the Summary Prospectus, Prospectus and SAI, free of charge, by writing to the Clockwise Core Equity & Innovation ETF, c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the toll-free number above or by visiting the Clockwise Core Equity & Innovation ETF’s website at www.clockwisefunds.com.

Investors Should Retain this Supplement for Future Reference.